                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                                 Osteotech, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                       N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:
     ___________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ___________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________

5)   Total fee paid:
     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials:
     ___________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:
          ______________________________________________________________________

     3)   Filing Party:
          ______________________________________________________________________

     4)   Date Filed:
          ______________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 21, 2006

To Our Stockholders:

     The 2006 annual meeting of stockholders of Osteotech, Inc. will be held at the Sheraton Eatontown Hotel and Conference Center, 6 Industrial Way East, Eatontown, New Jersey 07724 on June 21, 2006 at 9:00 a.m. local time. At the meeting, stockholders will act on the following matters:

     1. Election of six directors, each for a term of one year (Proposal No.1);

     2. To ratify the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2006 (Proposal No. 2); and

     3. Any other matters that properly come before the meeting.

     Only stockholders of record at the close of business on April 24, 2006 are entitled to vote at the meeting or at any postponement or adjournment.

     We hope that as many stockholders as possible will personally attend the meeting. Whether or not you plan to attend the meeting, please complete the enclosed proxy card and sign, date and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the meeting.

                                        By Order of the Board of Directors,


                                        /s/ David Lee Reed
                                        ----------------------------------------
                                        DAVID LEE REED
                                        Secretary

May 9, 2006

                             YOUR VOTE IS IMPORTANT!

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ABOUT THE MEETING........................................................     1
   What is the purpose of the annual meeting?............................     1
   Who is entitled to vote?..............................................     1
   Who can attend the meeting?...........................................     1
   What constitutes a quorum?............................................     1
   How do I vote?........................................................     2
   Can I change my vote after I return my proxy card?....................     2
   Can I vote by telephone or electronically?............................     2
   What are the Board's recommendations?.................................     2
   What vote is required to approve each item?...........................     2
   How can I obtain Osteotech's corporate governance information?........     3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...........     3
   Who are the largest owners of Osteotech's stock?......................     3
   How much stock do Osteotech's directors and executive officers own?...     5

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS..................................     7
   Director Nomination Process...........................................     7
   Board Nominees for the 2006 Annual Meeting............................     8
   Business Experience of Nominees to the Board..........................     8
   Board Recommendation and Stockholder Vote Required....................    10
   Family Relationships..................................................    10
   Which directors are independent?......................................    10
   Can shareholders communicate directly with the directors?.............    10
   How often did the Board meet during 2005?.............................    10
   How many directors attended the 2005 annual meeting of shareholders?..    10

DIRECTOR COMPENSATION....................................................    10
   How are directors compensated?........................................    10
   Directors' Stock Options..............................................    11

BOARD COMMITTEE MEMBERSHIP...............................................    12
   What committees has the Board established?............................    12

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS..................    14

INDEPENDENT PUBLIC ACCOUNTANTS...........................................    16
   Appointment of Independent Auditors...................................    16
   Change in Accountants.................................................    16

PRINCIPAL ACCOUNTANT FEES AND SERVICES...................................    17
   Pre-approval Policy...................................................    17
   Audit Fees............................................................    17
   Audit-related Fees....................................................    17
   Tax Fees..............................................................    17
   All Other Fees........................................................    17

IDENTIFICATION OF EXECUTIVE OFFICERS.....................................    18

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS................................    18

EXECUTIVE COMPENSATION...................................................    19
   Summary Compensation Table............................................    19
   Option Grants in Last Fiscal Year.....................................    20
   Aggregated Options Exercised in Last Fiscal Year and Fiscal
   Year-End Option Values................................................    21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...........................    21
   Employment Agreements.................................................    21
   Change in Control Agreements..........................................    22
   Retirement Agreements.................................................    24
   Severance Agreements..................................................    25

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..................    25

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION..............    25

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS...........    26
   Overview..............................................................    26
   Salary and Bonus Programs.............................................    27
   Stock Options.........................................................    27
   Chief Executive Officer's Compensation................................    28

STOCKHOLDER RETURN PERFORMANCE GRAPH.....................................    29

EQUITY COMPENSATION PLAN INFORMATION.....................................    30

PROPOSAL NO. 2 -- RATIFICATION OF AUDITORS...............................    30
   Board Recommendation and Stockholder Vote Required....................    30

ANNUAL REPORT TO STOCKHOLDERS............................................    30

STOCKHOLDERS' PROPOSALS..................................................    30

GENERAL..................................................................    31

OTHER MATTERS............................................................    31

                                 OSTEOTECH, INC.
                                  51 JAMES WAY
                               EATONTOWN, NJ 07724
                                 (732) 542-2800

                                   ----------

                                 PROXY STATEMENT

                                   ----------

     Osteotech, Inc. ("Osteotech" or the "Company") is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders to be held on June 21, 2006, beginning at 9:00 a.m., at the Sheraton Eatontown Hotel and Conference Center, 6 Industrial Way East, Eatontown, NJ 07724, and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and proxy card as well as a copy of Osteotech's 2005 Annual Report is May 9, 2006.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At Osteotech's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:

     - the election of six directors, each for a term of one year (Proposal No.1); and

     - the ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2006 (Proposal No. 2).

     In addition, management will report on our performance during 2005 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date April 24, 2006, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting. If you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting. Parking is available free of charge in the hotel parking lot.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of one-third of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of April 24, 2006, the record date, 17,277,075 shares of Osteotech's common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder as of the record date and attend the meeting, you may deliver your completed proxy card in person. If you are a "street name" stockholder and you wish to vote at the meeting, you will need to obtain a proxy from the institution that holds your shares and present it to the inspector of elections with your ballot when you vote at the annual meeting.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with Osteotech's Secretary either a notice of revocation or a duly executed proxy bearing a later date. If you are a "street name" stockholder you may vote in person at the annual meeting if you obtain a proxy as described in the answer to the previous question. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     No. We have not instituted any mechanism for telephone or electronic voting. "Street name" stockholders, however, may be able to vote electronically through their brokers. If so, instructions regarding electronic voting will be provided by the broker as part of the package which includes this proxy statement.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     - FOR Proposal No. 1, election of the nominated slate of directors (see page 7); and

     - FOR Proposal No. 2, ratification of the independent registered public accounting firm (see page 30).

     Pursuant to the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Election of directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked "WITHHOLD AUTHORITY" or "FOR ALL EXCEPT" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Other proposals. For each other proposal, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval. A properly executed proxy card marked "ABSTAIN" with respect to any such matter will not be voted on such matter, although it will be counted for purposes of determining whether there is a quorum and in determining the number of shares necessary for approval of such matter. Accordingly, an abstention will have the effect of a negative vote.

     Broker non-votes. Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), such broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum. However, with respect to proposals which require the affirmative vote of a percentage of shares present at the annual meeting and entitled to vote on such proposal for approval, such broker non-votes will be treated as not present for purposes of determining the outcome of any such matter. With respect to proposals which require the affirmative vote of a percentage of the outstanding shares for approval, since such broker non-votes are not cast "FOR" a particular matter, they will have the same effect as negative votes or votes cast "AGAINST" such proposals.

HOW CAN I OBTAIN OSTEOTECH'S CORPORATE GOVERNANCE INFORMATION?

     Copies of Osteotech's Code of Business Conduct and Ethics as well as the charters for Osteotech's Audit Committee and Nominating and Corporate Governance Committee are available on our website at www.osteotech.com. In addition, a copy of such documents will also be made available to our shareholders upon request by contacting our Investor Relations Department by calling 732-542-2800 or through e-mail request from our website at www.osteotech.com/finrequest.htm.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

WHO ARE THE LARGEST OWNERS OF OSTEOTECH'S STOCK?

     The following table sets forth information regarding ownership of the Common Stock as of March 1, 2006 or earlier date for information based on filings with the Securities and Exchange Commission by each person known to the Company to own more than 5% of the outstanding shares of the Common Stock. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the "SEC") or other reliable information.

                                                                    AMOUNT AND NATURE OF      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER OR IDENTITY OF GROUP         BENEFICIAL OWNERSHIP(1)   OF CLASS(2)
---------------------------------------------------------         -----------------------   -----------
Group comprised of John F. White, James F. Rice, Kenneth L.              1,669,622              9.7%
Wolfe, Foster L. Aborn, Kairos Partners III Limited Partnership
and Kairos Partners II Limited Partnership, 600 Longwater
Drive, Suite 204, Norwell, MA 02061(3)

Group comprised of Heartland Advisors, Inc. and William J.               1,629,300              9.4%
Nasgovitz, 789 North Water Street, Suite 500, Milwaukee,
Wisconsin 53202(4)

Group comprised of FMR Corp. and Edward C. Johnson 3rd, 82               1,000,100              5.8%
Devonshire Street, Boston, Massachusetts 02109(5)

Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor,             896,510              5.2%
Santa Monica, CA 90401(6)

----------
(1) Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after March 1, 2006. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

(2) The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of March 1, 2006 by (ii) the sum of (A) the number of shares of common stock outstanding as of March 1, 2006 plus (B) the number of shares issuable upon exercise of options held by such stockholder which were exercisable as of March 1, 2006 or which will become exercisable within 60 days after March 1, 2006.

(3) The information set forth with respect to the Kairos Partners group is based on information contained in a statement on Schedule 13G/A filed with the SEC on February 8, 2006. Shares reported therein as beneficially owned by Messrs. White, Rice, Wolfe and Aborn represent shares held by Kairos Partners II Limited Partnership and Kairos Partners III Limited Partnership (collectively, the "Kairos Partnerships"). Each of Messrs. White, Rice, Wolfe and Aborn is a member of the investment committee of the Kairos Partnerships. Such committee has shared voting and investment power over such shares. The chairman of our Board of Directors, Kenneth P. Fallon, III, is an Associate with Kairos Partners.

(4) The information set forth with respect to the Heartland Advisors, Inc. group is based on information contained in a statement on Schedule 13D filed with the SEC on December 22, 2005. The shares may be deemed beneficially owned within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 by (1) Heartland Advisors, Inc. by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time; and (2) William J. Nasgovitz, as a result of his ownership interest in Heartland Advisors, Inc. Heartland Advisors, Inc. and Mr. Nasgovitz each have shared voting and investment power over the shares and specifically disclaim beneficial ownership of any shares reported on the Schedule 13D.

(5) The information set forth with respect to the FMR Corp. group is based on information contained in a statement on Schedule 13D filed with the SEC on February 14, 2006. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,000,100 shares of our common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 1,000,000 shares of our common stock. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 1,000,100 shares owned by the Funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR Corp., are the predominant owners, directly or through trusts, of Series B shares of common stock of FMR Corp., representing 49% of the voting power of FMR Corp. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

(6) The information set forth with respect to Dimensional Fund Advisors Inc. is based on information contained in a statement on Schedule 13G filed with the SEC on February 6, 2006. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Company described in the Schedule 13G that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported in the Schedule 13G are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of the
     Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by the Schedule 13G for any other purposes than Section 13(d) of the Securities Exchange Act of 1934.

HOW MUCH STOCK DO OSTEOTECH'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

     The following table sets forth information regarding ownership of the Common Stock as of March 1, 2006 by (a) each director and nominee for director of the Company, (b) the Company's Chief Executive Officer, each other executive officer named in the compensation tables appearing later in this Proxy Statement and each of the Company's additional executive officers, elected as such effective as of January 1, 2006, who are not named in the compensation tables and (c) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the "SEC") or other reliable information.

                                                                          AMOUNT AND
                                                                           NATURE OF      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL                                            BENEFICIAL        SHARES
OWNER OR IDENTITY OF GROUP(1)                      POSITION              OWNERSHIP(2)   OUTSTANDING(3)
-----------------------------          -------------------------------   ------------   --------------
Kenneth P. Fallon, III(4)              Chairman of the Board                 120,250            *

Sam Owusu-Akyaw(5)                     President, Chief Executive            225,252          1.3%
                                       Officer and Director

Richard W. Bauer(6)                    Director                              654,747          3.7%

Stephen S. Galliker(7)                 Director                               15,000            *

Donald D. Johnston(8)                  Director                              547,250          3.1%

Robert J. Palmisano                    Director                                    0            *

Thomas M. Patton(9)                    Director                               43,000            *

Stephen J. Sogin, Ph.D.(10)            Director                              132,872            *

Mark H. Burroughs(11)                  Executive Vice President and          110,250            *
                                       Chief Financial Officer

Richard Russo(12)                      President International               194,472          1.1%

Robert M. Wynalek(13)                  President Domestic                     74,000            *

Michael J. Jeffries(14)                Former Executive Vice President       318,197          1.8%
                                       and Chief Financial Officer

James L. Russell, Ph.D.(15)            Former Executive Vice President       189,743          1.1%
                                       and Chief Scientific Officer

All executive officers and directors                                       2,625,033         13.7%
as a group (13 persons)(16)

----------
*    Represents less than 1% of Osteotech's outstanding common stock.

(1) The address of all executive officers and directors is c/o Osteotech, Inc., 51 James Way, Eatontown, New Jersey, 07724.

(2) Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after March 1, 2006. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown. Includes shares of common stock purchased by executive officers pursuant to Osteotech's Employee Stock Purchase Plan through December 31, 2005.

(3) The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of March 1, 2006 by (ii) the sum of (A) the number of shares of common stock outstanding as of March 1, 2006 plus (B) the number of shares issuable upon exercise of options held by such stockholder which were exercisable as of March 1, 2006 or which will become exercisable within 60 days after March 1, 2006.

(4) Includes 105,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after March 1, 2006.

(5) Includes 215,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after March 1, 2006.

(6) Includes 560,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after March 1, 2006. Mr. Bauer is retiring from our board of directors as of June 21, 2006, the date of our Annual Meeting and is not standing for re-election.

(7) Includes 15,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after March 1, 2006.

(8) Includes 116,250 shares underlying options which are currently exercisable or which will become exercisable within 60 days after March 1, 2006 and includes 25,000 shares of common stock beneficially owned by Mr. Johnston's wife of which he disclaims beneficial ownership. Mr. Johnston is retiring from our board of directors as of June 21, 2006, the date of our Annual Meeting and is not standing for re-election.

(9) Includes 15,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after March 1, 2006.

(10) Includes 127,500 shares underlying options which are currently exercisable or which will become exercisable within 60 days after March 1, 2006.

(11) Includes 105,250 shares underlying options which are currently exercisable or which will become exercisable within 60 days after March 1, 2006.

(12) Includes 190,613 shares underlying options which are currently exercisable or which will become exercisable within 60 days after March 1, 2006.

(13) Includes 74,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after March 1, 2006.

(14) Mr. Jeffries retired as of December 31, 2005. Includes 193,994 shares underlying options which are currently exercisable or which will become exercisable within 60 days after March 1, 2006.

(15) Dr. Russell's employment with the Company terminated on November 30, 2005. Includes 189,743 shares underlying options which are currently exercisable or which will become exercisable within 60 days after March 1, 2006.

(16) Includes 1,907,350 shares underlying options which are currently exercisable or which will become exercisable within 60 days after March 1, 2006.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     Under Osteotech's Bylaws, all directors elected by the stockholders are elected for a one-year term or until their successors are duly elected and qualified. Each of the nominees has consented to serve a one-year term or until his successor is duly elected and qualified. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

DIRECTOR NOMINATION PROCESS

     CRITERIA FOR BOARD MEMBERSHIP. The Charter of the Nominating and Corporate Governance Committee, or Nominating Committee, sets forth the criteria for identifying and recommending new candidates to serve as directors. In considering potential candidates of the Board, the Nominating Committee will give equal consideration to director candidates recommended by shareholders and the Nominating Committee's own candidates, provided that the shareholder recommendations are made in accordance with the procedures described below. Candidates will be interviewed by the Nominating Committee to evaluate the following, among other qualifications it may deem appropriate:

     - Experience as a board member of another publicly traded corporation, experience in industries or with technologies relevant to Osteotech, accounting or financial reporting experience, or such other professional experience which the Nominating Committee determines qualifies an individual for Board service;

     - Candidates' business judgment and temperament, ethical standards, view of the relative responsibilities of a board member and management, independent thinking, articulate communication and intelligence; and

     - Any other factors, as the Nominating Committee deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

     STOCKHOLDER NOMINEES. The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company. As described in our Bylaws, such stockholder's proposal regarding nominees for director shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. Such proposal should be submitted in the time frame described in the Bylaws of the Company and under the caption, "Stockholders' Proposals" below. The procedures for submitting stockholder nominees and the advance notice provisions regarding timely submission of such nominees were adopted in connection with the amendment and restatement of our Bylaws in August 2005.

     PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES. The Nominating Committee believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. Current directors standing for reelection are not required to participate in an interview process. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will be interviewed in person or by telephone by all members of the Board. Based on this input, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the Committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

BOARD NOMINEES FOR THE 2006 ANNUAL MEETING

     The Nominating Committee recommended that all of the current directors, with the exception of Donald D. Johnston and Richard W. Bauer, who are retiring upon the completion of their current terms in June 2006, be nominated for re-election to the Board. Pursuant to the Board's authority under our Bylaws, the Board voted to decrease the size of the Board from eight to six as of the 2006 Annual Meeting of Stockholders. The Board voted to follow these recommendations as reflected in this Proposal No. 1, Election of Directors.

     The Board is submitting the following six nominees for election as directors of Osteotech for a one-year term or until their successors are duly elected and qualified.

                                 DIRECTOR
          NAME            AGE   SINCE (1)      CURRENT POSITION WITH COMPANY
          ----            ---   ---------   ----------------------------------
Kenneth P. Fallon, III     67      1995     Chairman of the Board

Sam Owusu-Akyaw            53      2004     President, Chief Executive Officer
                                            and Director

Stephen S. Galliker        59      2004     Director

Robert J. Palmisano        61      2005     Director

Thomas M. Patton           42      2004     Director

Stephen J. Sogin, Ph.D.    64      1988     Director

(1) The current term of each current director expires at the 2006 Annual Meeting to be held on June 21, 2006.

BUSINESS EXPERIENCE OF NOMINEES TO THE BOARD

     Kenneth P. Fallon, III has served as a director of Osteotech since June 1995, and as Chairman of the Board since November 2005. Since March 2004, Mr. Fallon has been an Associate with Kairos Partners, an investment firm and a shareholder that owns approximately 9.7% of the Company's outstanding stock. Mr. Fallon retired as the Chairman of the Board of Axya Medical, Inc., a Massachusetts based privately held medical device company, in March 2003 and was the Chief Executive Officer of Axya Medical Inc., from May 1999 until December 2002. In 1997 and 1998, Mr. Fallon was President of the surgical business at Haemonetics Corporation. In 1994 and 1995, Mr. Fallon served as Chief Executive Officer and Chairman of the Board of UltraCision Incorporated, a manufacturer of advanced technology medical devices. UltraCision was sold to Ethicon EndoSurgery, a unit of Johnson & Johnson, Inc., in November, 1995. From 1992 through 1994, Mr. Fallon served as President and Chief

Executive Officer of American Surgical Technologies Corporation. Mr. Fallon was President, U.S. Operations of Zimmer, Inc., then a subsidiary of Bristol-Myers Squibb Company from 1991 to 1992. From 1985 through 1991 he served as President of Zimmer's Orthopaedic Implant Division, and from 1983 to 1985 as its Vice President of Marketing. Mr. Fallon previously served in positions of significant responsibility with the Codman and Orthopedic Divisions of Johnson & Johnson, Inc. Mr. Fallon is also a director of Conformis Inc., a privately held medical device firm. Mr. Fallon has a B.B.A. degree in marketing from the University of Massachusetts and a M.B.A. degree from Northeastern University.

     Sam Owusu-Akyaw joined Osteotech in July 2004 as President and Chief Operating Officer and a member of the Board of Directors. Since January 2006, he has served in his current position of President, Chief Executive Officer and Director. Prior to joining Osteotech, Mr. Owusu-Akyaw served as General Manager of Medtronic Midas Rex and Vice President of Medtronics Inc. from 2000 through June 2004, and Chief Operating Officer of Medtronic Midas Rex from 1999 to 2000. Mr. Owusu-Akyaw was Vice President of Operations of DePuy-Acromed (a Johnson & Johnson Company) from 1998 to 1999 and Vice President of Acromed, Inc. from 1996 to 1998. Mr. Owusu-Akyaw was Vice President, BMS Productivity for Growth Initiative of Bristol-Myers Squibb Company from 1994 to 1996. From 1977 to 1994, Mr. Owusu-Akyaw served in positions of increasing responsibility with Zimmer, Inc. (at that time a Bristol-Myers Squibb Company). Mr. Owusu-Akyaw has a B.A. degree in accounting and computer science from Manchester College and an M.B.A. in finance and operations from the University of Houston.

     Stephen S. Galliker has served as a director of Osteotech since March 2004. Since September 1999, Mr. Galliker has served as Executive Vice President, Finance and Administration, and Chief Financial Officer of Dyax Corp, a biopharmaceutical company. He was Chief Financial Officer of Excel Switching Corporation, a developer and manufacturer of open switching platforms for telecommunications networks from July 1996 to September 1999, and was Excel's Vice President, Finance and Administration from September 1997 to September 1999. Mr. Galliker was employed by Ultracision, Inc., a developer and manufacturer of ultrasonically powered surgical instruments from September 1992 to June 1996. At Ultracision, Inc., Mr. Galliker was Chief Financial Officer and Vice President of Finance until November 1995 and Chief Operating Officer from December 1995 to June 1996. Mr. Galliker has a B.S.B.A. in management and finance from Georgetown University and a M.B.A. from the University of Chicago.

     Robert J. Palmisano has served as a director of Osteotech since March 2005. Since April 2003, Mr. Palmisano has been the President, Chief Executive Officer and a director of IntraLase Corp., a company engaged in the design, development and manufacture of laser products for vision correction. Prior to joining IntraLase, from April 2001 to April 2003, Mr. Palmisano was the President, Chief Executive Officer and a director of MacroChem Corporation, a development stage pharmaceutical corporation. From April 1997 to January 2001, Mr. Palmisano served as President and Chief Executive Officer and a director of Summit Autonomous, Inc., a global medical products company that was acquired by Alcon, Inc. in October 2000. Prior to 1997, Mr. Palmisano held various executive positions with Bausch & Lomb Incorporated, a global eye care company. In addition, Mr. Palmisiano has been a director of Songbird Hearing Corporation since May 2002 and a director of OraMetrix, Inc. since October 2005. Mr. Palmisano earned his B.A. in Political Science from Providence College.

     Thomas M. Patton has served as a director of Osteotech since December 2004. Since January 2003, Mr. Patton has been President and Chief Executive Officer of QDX, Inc. a blood diagnostics development stage technology company that he co-founded. In addition, since April 2004, Mr. Patton has been a principal with Vista Advisors, LLC and is an advisor to Ferrer Freeman & Co., a healthcare focused private equity investor. Mr. Patton was President of Novametrix Medical Systems, Inc. from May 2000 to April 2002. Mr. Patton served in positions of significant responsibility with Wright Medical Technology, Inc., including President and Chief Executive Officer, General Counsel and Vice President of Business Development, from November 1993 to March 2000. Prior to joining Wright Medical, he was in the practice of law at a Washington, D.C. law firm. Mr. Patton is also currently a member of the board of directors of Genova Diagnostics, a privately held specialty diagnostics laboratory, OrthoRX, a privately held orthopedics soft goods service provider, Activus Healthcare Solutions, Inc., a privately held distributor of medical and surgical supplies and Pelican Life Sciences, Inc., a privately held laboratory supplies company. Mr. Patton has a B.A. degree in Economics and Accounting from the College of the Holy Cross and a Juris Doctor degree from Georgetown University Law Center.

     Stephen J. Sogin, Ph.D. has served as a director of Osteotech since October 1988. From December 1984 until January 1995, he was a founding general partner of Montgomery Medical Ventures. Since June 1999, Dr. Sogin has served as a venture capital consultant. In addition, Dr. Sogin serves on the Board of Directors of three private corporations. Dr. Sogin is currently Chairman of Icomomed, a start-up internet based medical information database, where he also served as President and Chief Executive Officer from October 1999 until February 2000. He has a B.S., M.S. and Ph.D. in microbiology from the University of Illinois.

BOARD RECOMMENDATION AND STOCKHOLDER VOTE REQUIRED

     The Board of Directors recommends a vote FOR the election of each of the nominees named above (Proposal No. 1 on the proxy card). The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.

FAMILY RELATIONSHIPS

     There are no family relationships among any of the Company's directors or executive officers.

WHICH DIRECTORS ARE INDEPENDENT?

     The Board of Directors, based on the Nominating Committee's recommendation, has determined that Messrs. Fallon, Galliker, Palmisano, Patton and Sogin are independent directors in accordance with Rule 4200(a)(15) of the National Association Securities Dealers' ("NASD") listing standards because none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out their responsibilities as a director.

CAN SHAREHOLDERS COMMUNICATE DIRECTLY WITH THE DIRECTORS?

     Shareholders can communicate directly with the directors. All communications should be sent in care of the Secretary of Osteotech at Osteotech's address and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors, for a specific non-employee director or for a particular committee of the directors. If no director is specified, the communication will be forwarded to the entire Board.

HOW OFTEN DID THE BOARD MEET DURING 2005?

     The Board of Directors met 10 times during 2005. Each director attended at least 75% of the total number of meetings of the Board and committees on which he served. The independent directors of the Board meet in an executive session prior to or during each in-person meeting of the Board.

HOW MANY DIRECTORS ATTENDED THE 2005 ANNUAL MEETING OF SHAREHOLDERS?

     Osteotech does not have a policy requiring the directors to attend the shareholders' meeting, however, all of our directors attended the 2005 annual meeting. It is expected that all of our nominees for director will attend the 2006 annual meeting.

                              DIRECTOR COMPENSATION

HOW ARE DIRECTORS COMPENSATED?

     Under the Company's non-employee director compensation policy, members of the Board who are not executive officers of Osteotech are compensated as follows:

     MEMBERS OF THE BOARD. Each director who is not an executive officer of Osteotech receives $15,000 per annum and an option to purchase 15,000 shares of our common stock under our 2000 Stock Plan in consideration of the member's serving on the Board. Each Board member who was not an executive officer of Osteotech is entitled to receive $1,000 for each Board meeting attended in excess of five per year and reimbursement for travel and related expenses incurred in connection with attendance at meetings. During 2005, Board members who were not executive officers of Osteotech did not receive any additional fees for their attendance at more than five board meetings.

     CHAIRPERSON OF THE BOARD. In addition to the annual compensation for the members of the Board who are not executive officers of Osteotech described above under "Members of the Board," the Chairperson of the Board receives $20,000 per annum in consideration of the additional duties and responsibilities required of the Chairperson of the Board. The Chairperson of the Board receives no additional compensation for serving as a member or chairperson of any Board committees.

     CHAIRPERSON OF OUR BOARD COMMITTEES. In addition to the annual compensation for the members of the Board who are not executive officers of Osteotech described above under "Members of the Board," the Chairperson of the Audit Committee receives $10,000 per annum and the Chairperson of each of our other Board committees receives $5,000 per annum in consideration of the additional duties and responsibilities required of a Chairperson of a Board committee.

     NON-CHAIRPERSON MEMBERS OF THE BOARD COMMITTEES. In addition to the annual compensation for the members of the Board who are not executive officers of Osteotech described above under "Members of the Board," the members of each Board committee who do not serve as the Chairperson of such committee receive $2,500 per annum for each Board committee on which they serve in consideration of the additional duties and responsibilities required of Board committee membership.

     Under our director compensation policies, directors who also serve as executive officers receive compensation solely for acting in such capacity as an executive officer. See "Summary Compensation Table" on page 19.

DIRECTORS' STOCK OPTIONS

     During the year ended December 31, 2005, we granted options to purchase common stock to Osteotech's non-employee directors under Osteotech's 2000 Stock Plan, exercisable at a price equal to the fair market value of Osteotech's common stock on the date of grant, as indicated in the table below.

                          NUMBER OF   EXERCISE
NAME                       OPTIONS      PRICE
----                      ---------   --------
Kenneth P. Fallon, III      15,000      $3.33
Stephen S. Galliker         15,000      $3.33
Donald D. Johnston          15,000      $3.33
Robert J. Palmisano         15,000      $3.33
Thomas M. Patton            15,000      $3.33
Stephen J. Sogin, Ph.D.     15,000      $3.33

     The options listed above were granted on June 9, 2005, vest on June 9, 2006, and expire on June 9, 2015. Pursuant to our non-employee director compensation policy, we will grant an option to purchase 15,000 shares of common stock to each of our non-employee directors who are elected to our Board of Directors at the June 21, 2006 annual meeting at an exercise price equal to the closing price of our common stock on June 21, 2006.

                           BOARD COMMITTEE MEMBERSHIP

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Directors has standing Executive, Compensation, Audit and Nominating and Corporate Governance Committees. The membership of the standing committees as of April 30, 2006 is as follows:

                                                                       NOMINATING
                                                                     AND CORPORATE
                              EXECUTIVE   COMPENSATION     AUDIT       GOVERNANCE
NAME                          COMMITTEE     COMMITTEE    COMMITTEE     COMMITTEE
----                          ---------   ------------   ---------   -------------
Sam Owusu-Akyaw............       *
Richard W. Bauer...........
Kenneth P. Fallon, III.....       *                                        **
Stephen S. Galliker........                     *            **
Donald D. Johnston.........
Robert J. Palmisano........       *            **                          *
Thomas M. Patton...........                                   *            *
Stephen J. Sogin, Ph.D.....                     *             *

----------
*    Member

**   Chair. There is no Chair of the Executive Committee.

     Audit Committee. The Audit Committee currently consists of Mr. Galliker (Chairman), Mr. Patton and Dr. Sogin. Our common stock is traded on The Nasdaq Stock Market(R) ("Nasdaq"). In compliance with audiT committee requirements for Nasdaq companies, all members of the Audit Committee are independent, as independence is defined in Rule 4200(a)(15) of the National Association Securities Dealers' ("NASD") listing standards and in Rule 10A-3 promulgated under the Exchange Act. Each of the members is able to read and understand financial statements, including a balance sheet, income statement and statement of cash flow. The Board has determined that in addition to being independent, Mr. Galliker is an "audit committee financial expert" as such term is defined under the applicable Securities and Exchange Commission rules. The Audit Committee met eight times during 2005. The Audit Committee has adopted a Charter, which is attached as Exhibit A to this Proxy Statement and may also be found on our website at www.osteotech.com. The Charter describes the primary purpose of the Audit Committee as to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process and to ensure that the Company's financial condition and results of operations are fully, timely, fairly, accurately and understandably reported to the Company's investors and the investment community in general. This process is to be accomplished by overviewing:

     - the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other user thereof;

     - the Company's systems of internal accounting and financial controls and management's evaluation thereof in accordance with the Sarbanes-Oxley Act of 2002;

     - the annual independent audit of the Company's consolidated financial statements and internal control over financial reporting conducted by the Company's independent registered public accounting firm;

     -    the internal audit process; and

     - the Company's legal compliance and ethics programs as established by management and the Board.

     See the "Report of the Audit Committee of the Board of Directors" beginning on page 14.

     Nominating and Corporate Governance Committee. The Nominating Committee currently consists of Mr. Fallon (Chairman), Mr. Palmisano and Mr. Patton. The Board has determined that all of the members of the Nominating Committee are independent as defined in Rule 4200(a)(15) of the NASD listing standards. The Nominating Committee met two times in 2005. The purpose of the Nominating Committee is to:

     - assess the qualifications of potential director nominees and candidates;

     - determine the slate of director nominees for election to Osteotech's Board of Directors;

     - identify and recommend candidates to fill vacancies on the Board occurring between annual meetings of stockholders; and

     - develop and recommend to the Board a set of corporate governance principles applicable to Osteotech.

     The Nominating Committee has adopted a Charter, a copy of which may be found on our website at www.osteotech.com.

     Compensation Committee. The Compensation Committee currently consists of Mr. Palmisano (Chairman), Mr. Galliker and Dr. Sogin. The Board has determined that all of the members of the Compensation Committee are independent directors in accordance with Rule 4200(a)(15) of the NASD listing standards. In 2005, the Compensation Committee met six times.

     The Compensation Committee is charged with:

     -    reviewing Osteotech's general compensation strategy;

     -    establishing salaries and bonuses for officers;

     - reviewing benefit programs (including retirement plans) for all levels of officers and certain non-officer employees;

     - administering Osteotech's incentive compensation and stock plans and certain other compensation plans; and

     -    approving employment contracts for officers.

     Executive Committee. The Executive Committee currently consists of Mr. Fallon, Mr. Owusu-Akyaw and Mr. Palmisano and possesses all of the powers of the Board except the power to issue stock, approve mergers with nonaffiliated corporations or declare dividends, and certain other powers specifically reserved by Delaware law to the Board and except as exclusively reserved by the other standing committees of the Board. In 2005, the Executive Committee held four meetings.

                               REPORT OF THE AUDIT
                       COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee operates under a written charter adopted by the Board of Directors, as amended in 2003, which is attached as Exhibit A to this Proxy Statement. Such charter requires that the members of the Audit Committee meet the requirements of the rules and regulations of the Securities and Exchange Commission, Nasdaq and the Sarbanes-Oxley Act. Each member of the Audit Committee meets all such current requirements, including the independence requirements of Nasdaq.

     The Audit Committee is responsible for monitoring the integrity of Osteotech's financial statements, the qualifications, performance and independence of Osteotech's independent registered public accounting firm, the performance of Osteotech's internal audit function and Osteotech's compliance with legal and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. Committee members are not, however, professionally engaged in the practice of accounting or auditing for the Company and do not provide any special assurance that financial statements comply with laws, regulations or accounting principles generally accepted in the United States or as to the independence of the independent registered public accounting firm. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

     Management is responsible for Osteotech's internal controls and the financial reporting process. Management must disclose any "material weakness" in internal controls and may not conclude that controls are effective when such a weakness exists. Osteotech's independent registered public accounting firm is responsible for performing an independent audit of Osteotech's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon based on their audit and to audit management's assessment of internal controls. The Audit Committee's responsibility is to monitor and oversee these processes.

     The Audit Committee has met and held discussions with management, the director of internal audit and the independent registered public accounting firm, including private sessions with the director of internal audit, the independent registered public accounting firm and the Chief Financial Officer, as the Audit Committee deemed appropriate, or as requested by the participating parties. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the director of internal audit and the independent registered public accounting firm.

     Management represented to the Audit Committee that Osteotech's consolidated financial statements were prepared in accordance with generally accepted accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee also has discussed with management Osteotech's major financial risk exposures and the steps management has taken to monitor and control such exposures, including Osteotech's risk assessment and risk management policies.

     The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as amended, including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties.

     Osteotech's independent registered public accounting firm provided and discussed with the Audit Committee the written disclosure and letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee reviewed and discussed with the independent registered public accounting firm the accounting firm's independence from Osteotech and its management, including the matters in those written disclosures.

     In addition, the Audit Committee considered the non-audit services provided by the independent registered public accounting firm and the expected fees and costs for those services as described on page 17 under "Audit-Related Fees" and "Tax Fees" during the year ended December 31, 2005. All of the non-audit services have been pre-approved by the Audit Committee. The Audit Committee believes that the retention of the independent registered public accounting firm to provide these non-audit services is compatible with maintaining the independent registered public accounting firm's independence.

     The Audit Committee discussed with Osteotech's independent registered public accounting firm, with and without management present, their evaluations of Osteotech's internal accounting controls and the overall quality of Osteotech's financial reporting, as well as its compliance with Section 404 of the Sarbanes-Oxley Act, including consideration of the Public Company Accounting Oversight Board's Auditing Standard No. 2, "An Audit of Internal Control over Financial Reporting Performed in Conjunction with an Audit of Financial Statements." The Audit Committee has also discussed with management the process used to support certifications by Osteotech's Chief Executive Officer and Chief Financial Officer that are required by the Securities and Exchange Commission, or SEC, and the Sarbanes-Oxley Act to accompany Osteotech's periodic filings with the SEC and the processes used to support management's report on internal control over financial reporting.

     Based upon the Audit Committee's discussion with management and the independent registered public accounting firm and the Audit Committee's review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Osteotech's Annual Report on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on March 31, 2006.

                                        MEMBERS OF THE AUDIT COMMITTEE

                                        Stephen S. Galliker, Chairman
                                        Thomas M. Patton
                                        Stephen J. Sogin, Ph.D

                         INDEPENDENT PUBLIC ACCOUNTANTS

APPOINTMENT OF INDEPENDENT AUDITORS

     BDO Seidman, LLP served as Osteotech's independent registered public accounting firm for the fiscal year ended December 31, 2005. The Audit Committee of the Board of Directors has selected BDO Seidman to act as Osteotech's independent registered public accounting firm for the fiscal year ending December 31, 2006. A representative of BDO Seidman is expected to be present at the Annual Meeting, with the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from shareholders.

CHANGE IN ACCOUNTANTS

     As previously disclosed on Osteotech's Current Reports on Form 8-K filed on April 11, 2005 and April 12, 2005, on April 5, 2005, Osteotech was notified by PricewaterhouseCoopers LLP, or PWC, that PWC planned to resign as Osteotech's independent registered public accounting firm upon the completion of its review of Osteotech's interim unaudited consolidated financial statements as of and for the three months ended March 31, 2005.

     The reports of PWC on the consolidated financial statements of Osteotech as of December 31, 2004 and 2003 and for the years then ended, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the fiscal years ended December 31, 2003 and 2004 and through April 5, 2005, there were no disagreements between Osteotech and PWC on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.

     During the fiscal years ended December 31, 2003 and 2004 and through April 5, 2005, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K), except as noted in the next sentence. As previously disclosed in Osteotech's Annual Report on Form 10-K for the year ended December 31, 2003, PWC had advised the Company that there was a material weakness related to the timely review and monitoring of certain account analyses, including the account impacted by the flaw in our computer software detected during year-end 2003 closing procedures. Osteotech instituted additional procedures in first quarter 2004 to address such weakness and subsequently found that such procedures are operating effectively.

     As previously disclosed on Osteotech's Current Report on Form 8-K filed on July 18, 2005, on July 13, 2005, the Audit Committee of Osteotech's Board of Directors engaged BDO Seidman as Osteotech's new independent registered public accounting firm replacing PWC. BDO Seidman audited Osteotech's financial statements as of and for the year ended December 31, 2005 and has reviewed the interim reports for the second and third quarters of 2005.

     During the fiscal years ended December 31, 2003 and 2004 and through July 13, 2005, Osteotech did not consult with BDO Seidman, either verbally or in writing, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Osteotech's financial statements nor had it consulted with BDO Seidman regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

PRE-APPROVAL POLICY

     In accordance with the requirements of the Sarbanes-Oxley Act and the Audit Committee Charter, as amended, all audit and audit-related work and all non-audit work performed by our independent registered public accounting firm must be submitted to the Audit Committee for specific approval in advance, including the proposed fees for such work. The Audit Committee has not delegated any of its responsibilities to management.

AUDIT FEES

     Audit fees billed or expected to be billed to Osteotech by BDO Seidman for the audit of the consolidated financial statements for the year ended December 31, 2005 included in Osteotech's Annual Report on Form 10-K, the Sarbanes-Oxley Act Section 404 internal control audit as of December 31, 2005, the statutory audits for Osteotech's foreign subsidiaries and reviews of the consolidated financial statements included in Osteotech's Quarterly Reports on Form 10-Q for the second and third quarters of 2005 totaled $1,054,745.

     Audit fees billed or expected to be billed to Osteotech by PWC for the audit of the consolidated financial statements for the year ended December 31, 2004 included in Osteotech's Annual Report on Form 10-K, the Sarbanes-Oxley Act
Section 404 internal control audit as of December 31, 2004, the statutory audits for Osteotech's foreign subsidiaries and reviews of the consolidated financial statements included in Osteotech's Quarterly Reports on Form 10-Q for the three months ended March 31, 2005 and the year ended December 31, 2004 totaled $29,728 in 2005 and $735,380 in 2004.

AUDIT-RELATED FEES

     The aggregate fees billed to Osteotech by BDO Seidman for audit related services for the year ended December 31, 2005 were $17,299. These fees primarily related to the audit of our employee benefit plan.

     The aggregate fees billed to Osteotech by PWC for audit related services for the years ended December 31, 2005 and 2004 were $7,500 and $28,755, respectively. These fees primarily related the to audit of our employee benefit plan and consultation on the application of accounting standards.

TAX FEES

     There were no fees billed to Osteotech by BDO Seidman for tax services for the year ended December 31, 2005.

     The aggregate fees billed to Osteotech by PWC for tax services for the years ended December 31, 2005 and 2004 were $4,363 and $21,400, respectively. These fees primarily related to tax compliance, advice and planning services related to Osteotech's foreign subsidiaries.

ALL OTHER FEES

     None.

                      IDENTIFICATION OF EXECUTIVE OFFICERS


       NAME         AGE               CURRENT POSITION WITH COMPANY              OFFICER SINCE
       ----         ---               -----------------------------              -------------
Sam Owusu-Akyaw      53   President, Chief Executive Officer and Director             2004
Mark H. Burroughs    45   Executive Vice President and Chief Financial Officer        2000
Richard Russo        57   President International                                     1995
Robert M. Wynalek    46   President Domestic                                          2004

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

     The following is a description of the background of the executive officers of Osteotech who are not directors:

     Mark H. Burroughs has served as the Company's Executive Vice President and Chief Financial Officer since January 2006. Mr. Burroughs joined Osteotech in November 2000 as Vice President Finance and Treasurer. Prior to joining Osteotech, Mr. Burroughs was Senior Vice President, Finance for MEDIQ/PRN Life Support Services, Inc. During his nine-year tenure with MEDIQ/PRN, from November 1992 to October 2000, Mr. Burroughs served in a variety of executive level capacities in finance, operations, business development and mergers and acquisitions. Previously, Mr. Burroughs held positions of increasing responsibility for nine years with Deloitte & Touche. Mr. Burroughs is a Certified Public Accountant and has a B.S. in Accounting from Montclair State University.

     Richard Russo joined Osteotech in September 1991, and was elected President International in April 2006. From July 2000 to April 2006, Mr. Russo served as Executive Vice President and General Manager, International. From April 1998 to June 2000 Mr. Russo served as Executive Vice President, Strategic Planning and Business Development and from October 1995 to April 1998 he served as Senior Vice President, Strategic Planning and Business Development. Prior to that Mr. Russo held a number of progressively more responsible positions with Osteotech in the areas of marketing, business development, clinical research and regulatory affairs. Prior to joining Osteotech, Mr. Russo worked for several leading healthcare companies, having positions of responsibility in marketing, sales, business development, regulatory affairs and clinical research management. Mr. Russo earned a B.A. in philosophy from Boston College and a M.B.A. in marketing from Columbia University.

     Robert M. Wynalek joined Osteotech in September 2004 and was elected President Domestic in April 2006. From September 2004 to April 2006, Mr. Wynalek served as Senior Vice President, Sales & Marketing. Prior to joining Osteotech, Mr. Wynalek had more than 23 years sales and marketing experience in the medical device and related industries. Mr. Wynalek served as Vice President of Marketing for Medtronic Powered Surgical Solutions from April 1999 to September 2004, and as Director, Powered Surgical Systems, a division of Medtronic Sofamor Danek, from June 1996 until April 1999. From September 1990 until June 1996 Mr. Wynalek served in positions of increasing responsibility with Smith & Nephew Orthopaedics. From June 1981 until September 1990 Mr. Wynalek held positions with Becton Dickinson and Company and Levor Brothers Company. Mr. Wynalek has a B.S.B.A. in Marketing from Bowling Green University.

                             EXECUTIVE COMPENSATION

     The following tables and descriptive materials set forth information concerning compensation earned for services rendered to the Company by the Chief Executive Officer (the "CEO") and the Company's next four most highly compensated executive officers for fiscal year 2005 whose salary and bonus for the fiscal year 2005 exceeded $100,000. Collectively, together with the CEO, these are the "Named Executive Officers".

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION               LONG-TERM
                                  -------------------------------------     COMPENSATION
                                                               OTHER      ---------------
                                                              ANNUAL         SECURITIES       ALL OTHER
NAME AND PRINCIPAL                                         COMPENSATION      UNDERLYING     COMPENSATION
POSITION                   YEAR   SALARY ($)   BONUS ($)      ($)(1)       OPTIONS (#)(2)        ($)
------------------         ----   ----------   ---------   ------------   ---------------   ------------
Richard W. Bauer           2005    $428,401     $      0        $0                  0        $51,585(3)
Chief Executive Officer    2004     401,261            0         0             28,500          4,550(4)
through December 31, 2005  2003     386,250      152,284         0             30,000          4,200(4)

Sam Owusu-Akyaw            2005     311,250            0         0             45,000          6,300(4)
President and Chief        2004     142,117            0         0            170,000              0
Operating Officer
through December 31,
2005, President and
Chief Executive Officer
from January 1, 2006

Michael J. Jeffries        2005     327,389            0         0                  0          6,300(4)
Executive Vice President   2004     289,009            0         0             17,100          5,600(4)
and Chief Financial        2003     276,500       58,800         0             18,000          4,900(4)
Officer through December
31, 2005

James L. Russell, Ph.D.    2005     253,181            0         0                  0          4,900(4)
Executive Vice President   2004     240,002            0         0             14,250          5,600(4)
and Chief Scientific       2003     231,750       49,140         0             15,000          4,900(4)
Officer through November
30, 2005

Richard Russo              2005     276,251            0         0             18,750          6,300(4)
Executive Vice President   2004     261,504            0         0             25,000          5,600(4)
and General Manager,       2003     247,500       52,710         0             25,000          4,900(4)
International through
March 31, 2006,
President International
after April 1, 2006

----------
(1) Excludes perquisites and other personal benefits that in the aggregate do not exceed 10% of the Named Officer's total annual salary and bonus.

(2) In June 2005, our Board of Directors accelerated the vesting of the unvested portion of all outstanding options that had an exercise price in excess of the closing price of our common stock on June 9, 2005 of $3.33. In December 2005, our Board of Directors approved the issuance of the normal annual stock option grants, which were fully vested on the date of grant.

(3) Consists of Osteotech's annual contributions to a 401(k) plan of $4,900 and a transition payment in the amount of $46,685 for the purpose of establishing an office, arranging logistical support and arranging Mr. Bauer's affairs so as to be in a position to assist the Company in the duties envisioned by Mr. Bauer's Retirement Agreement and to permit Mr. Bauer to transition from full time employment to such duties.

(4)  Consists of Osteotech's annual contributions to a 401(k) plan.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows the options granted to the Named Executive Officers under our 2000 Stock Plan (the "Stock Plan") during fiscal year 2005 and the potential realizable value of those grants (on a pre-tax basis) determined in accordance with SEC rules. The information in this table shows how much the Named Executive Officers may eventually realize in future dollars under two hypothetical situations: if the price of the common stock increases 5% or 10% in value per year, compounded over the life of the options. These amounts represent assumed rates of appreciation, and are not intended to forecast future appreciation of the common stock.

                                         INDIVIDUAL GRANTS
                       -----------------------------------------------------
                        NUMBER OF     % OF TOTAL                                  POTENTIAL REALIZABLE VALUE AT
                        SECURITIES     OPTIONS                                    ASSUMED ANNUAL RATES OF STOCK
                        UNDERLYING    GRANTED TO                                  PRICE APPRECIATION FOR OPTION
                         OPTIONS      EMPLOYEES     EXERCISE OR                             TERM (1)
                       GRANTED (#)       IN         BASE PRICE    EXPIRATION   ----------------------------------
       NAME                (2)       FISCAL YEAR   ($/SHARE)(2)    DATE (2)    0%($)      5%($)         10%($)
       ----            -----------   -----------   ------------   ----------   -----   -----------   ------------
Richard W. Bauer               0            0%            --              --      --            --             --
Sam Owusu-Akyaw           45,000        10.52%         $4.48      12/15/2015    $  0   $   126,785   $    321,298
Michael J. Jeffries            0            0%            --              --      --            --             --
James L. Russell,
Ph. D.                         0            0%            --              --      --            --             --
Richard Russo             18,750         4.38%          4.48      12/15/2015       0        52,827        133,874
All Stockholders (3)         N/A          N/A            N/A             N/A    $  0   $53,947,852   $136,714,449
All Optionees (4)        472,900       100.00%         $4.07         various       0     1,095,372      2,775,888
Optionees Gain
   as a % of all
   Stockholders Gain         N/A          N/A            N/A             N/A     N/A             2%             2%

----------
(1) The dollar amounts under these columns are the result of calculation at 0%, 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of Osteotech's stock price. Any valuation model utilized to calculate future stock appreciation and valuation requires a prediction of Osteotech's stock price, and thus, could place Osteotech in the position of predicting a future stock price that would most likely be incorrect. Therefore, Osteotech did not use an alternative valuation method, as it is unaware of any method which will determine with reasonable accuracy a present value based on future unknown factors.

(2) All options were granted at an exercise price equal to the fair market value of the common stock as determined by the last sale price as reported on Nasdaq on the date of grant. All options were fully vested on the date of grant and expire on the tenth anniversary of the date of grant.

(3) The "Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term" is the incremental gain to all stockholders as a group which would result from the application of the same assumptions applied to the Named Executive Officers' options to all shares outstanding at December 31, 2005.

(4) Information is based on all stock option grants made to optionees in 2005. All options were granted under the 2000 Stock Plan. The exercise price shown is an average of all grants. Options expire on various dates in 2015.

      AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES

     The following table sets forth the information with respect to the Named Executive Officers concerning the exercise of options during 2005 and unexercised options held as of December 31, 2005.

                             SHARES                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                            ACQUIRED                     UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                               ON                       OPTIONS AT YEAR-END (#)          AT YEAR-END ($)(1)
                            EXERCISE       VALUE      ---------------------------   ---------------------------
          NAME                (#)      REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----             ---------   ------------   -----------   -------------   -----------   -------------
Richard W. Bauer              7,500       $1,748        560,000           0           $94,819           $0
Sam Owusu-Akyaw                   0            0        215,000           0            60,850            0
Michael J. Jeffries          25,000        2,500        193,994           0                 0            0
James L. Russell, Ph. D.          0            0        189,743           0            40,282            0
Richard Russo                     0            0        190,613           0            56,170            0

----------
(1) Based on the closing price of the common stock as reported on the Nasdaq National Market at December 31, 2005, less the exercise price, multiplied by the number of shares underlying the option.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EMPLOYMENT AGREEMENTS

     Osteotech has entered into employment agreements with certain of its employees who were deemed to be executive officers as of April 1, 2006. The terms of such employment agreements are summarized below.

                                                                        OTHER
 NAME AND POSITION              TERM                SALARY           COMPENSATION            SEVERANCE
 -----------------    -----------------------   --------------   -------------------   ---------------------
Sam Owusu-Akyaw       Two year term subject     Base salary of   Bonus and stock       If terminated without
President and Chief   to automatic renewal      $370,000.        option grants as      cause, entitled to
Executive Officer     for additional two year                    determined by         twenty-four months of
                      terms, unless                              Compensation          base salary.
                      terminated at least                        Committee based on
                      three months prior to                      performance, with a
                      expiration of such                         target bonus of 50%
                      current two year term.                     of base salary.  A
                      Current term runs                          one-time relocation
                      through July 1, 2006.                      payment of $200,000
                                                                 payable upon Mr.
                                                                 Owusu-Akyaw's
                                                                 physical relocation
                                                                 to New Jersey.

                                                                        OTHER
 NAME AND POSITION              TERM                SALARY           COMPENSATION            SEVERANCE
 -----------------    -----------------------   --------------   -------------------   ---------------------
Mark H. Burroughs     Two year term subject     Base salary of   Bonus and stock       If terminated without
Executive Vice        to automatic renewal      $230,000.        option grants as      cause, entitled to
President and Chief   for additional two year                    determined by         severance payment
Financial Officer     terms, unless                              Compensation          equal to twelve
                      terminated at least                        Committee based on    months' base salary.
                      three months prior to                      performance.
                      expiration of such
                      current two year term.
                      Current term runs
                      through October  31,
                      2006.

Richard Russo         Two year term subject     Base salary of   Bonus and stock       If terminated without
President             to automatic renewal      $297,000.        option grants as      cause, entitled to
International         for additional two year                    determined by         severance payment
                      terms, unless                              Compensation          equal to twelve
                      terminated at least                        Committee based on    months' base salary.
                      three months prior to                      performance.
                      expiration of such
                      current two year term.
                      Current term runs
                      through March 31, 2007.

Robert M. Wynalek     Two year term subject     Base salary of   Bonus and stock       If terminated without
President Domestic    to automatic renewal      $230,000.        option grants as      cause, entitled to
                      for additional two year                    determined by         severance payment
                      terms, unless                              Compensation          equal to twelve
                      terminated at least                        Committee based on    months' base salary.
                      three months prior to                      performance.
                      expiration of such
                      current two year term.
                      Current term runs
                      through September 27,
                      2006.

     In addition, all of the above named executive officers have entered into confidentiality and non-competition agreements with Osteotech.

CHANGE IN CONTROL AGREEMENTS

     On September 8, 1997, we entered into change in control agreements with certain officers including Richard W. Bauer, Michael J. Jeffries, James L. Russell, Ph.D. and Richard Russo all of which were superseded by amended change in control agreements on September 8, 2002. As further described below, Mr. Bauer and Mr. Jeffries retired from the Company as of December 31, 2005 and Mr. Russell's employment with the Company was terminated in November 2005, and as a result, the change in control agreements with these officers were terminated. On November 1, 2000 we entered into a change in control agreement with Mark H. Burroughs, on July 2, 2004 we entered into a change in control agreement with Sam Owusu-Akyaw and on September 27, 2004 we entered into a change in control agreement with Robert M. Wynalek. These change in control agreements assure that Osteotech will have their continued dedication as executives notwithstanding the possibility, threat or occurrence of a change in control of Osteotech. Under the change in control agreements, a change in control is defined as (i) a change in the Board of Directors of Osteotech such that a majority of the Board is made up of persons who were neither nominated nor appointed by incumbent Directors, (ii) the acquisition by any person of a majority of the outstanding voting securities of Osteotech, except if such acquisition is effected by Osteotech itself, by an employee benefit plan of Osteotech or pursuant to an offering by Osteotech of its voting securities, (iii) a merger or consolidation of Osteotech with another company such that neither Osteotech nor any of its subsidiaries will be the surviving entity, (iv) a merger or consolidation of Osteotech following which Osteotech or a previous subsidiary of Osteotech will be the surviving entity and a majority of the voting securities of Osteotech will be owned by a person or persons who were not beneficial owners of a majority of Osteotech's voting securities prior to such merger or consolidation, (v) a liquidation of Osteotech, or (vi) a sale or disposition by Osteotech of at least 80% of its assets.

     Under the agreements, for one (1) year after the occurrence of a change in control, each executive will remain in Osteotech's employ in the same position he held before the change in control and will be entitled to a base salary and benefits no less favorable than those in effect for such executive immediately preceding the change in control. In addition, upon a change in control, all unvested stock options held by each executive will vest and become exercisable immediately, notwithstanding anything to the contrary contained in the option certificates or any plan covering such options. If, however, the change in control arises from a merger or consolidation in which neither Osteotech nor any of its subsidiaries is the surviving entity or from the liquidation of Osteotech, each executive will be given a reasonable opportunity to exercise such options prior to the change in control and any such options not so exercised will terminate on the effective date of the change in control. Notwithstanding the foregoing, the terms of (1) certain option agreements issued to Richard Russo dated July 31, 1997, and (2) any agreements entered into between Sam Owusu-Akyaw, Richard Russo and Robert M. Wynalek and Osteotech granting an Award (as defined in the 2000 Stock Plan) pursuant to the 2000 Stock Plan and not the terms of these change of control agreements shall govern with respect to such options or Awards in the event of a change in control.

     Upon a change in control, Mr. Russo is entitled to an additional payment equal to 92,957 multiplied by (i) the amount by which the payment per share received or to be received by the stockholders of Osteotech in connection with such change in control event exceeds $8.50, or (ii) if there is no such payment, the amount by which the average of the last reported sale price of Osteotech's common stock for the five (5) trading days immediately preceding such change in control exceeds $8.50.

     The agreements also provide that if, after a change in control, an executive's employment is terminated for any reason, the executive will be entitled to receive all then accrued pay, benefits, executive compensation (as defined in these agreements) and fringe benefits, including pro rata bonus and incentive plan earnings through the date of his termination plus the amount of any compensation he previously deferred, in each case, to the extent theretofore unpaid. In addition, unless the executive's employment was terminated by the executive without good reason (as defined below) on or prior to the 180th day after the change in control event or by Osteotech for just cause (as defined in the agreement) on or prior to the 180th day after the change in control event, the executive will receive (i) a payment equal to three (3) times the sum of (a) his average annual base salary plus (b) his average annual cash bonuses, for the five (5) taxable years prior to the change in control event, plus interest, and
(ii) at Osteotech's expense, medical, health and disability benefits comparable to those he received prior to the change in control for a period of three (3) years following his termination. Furthermore, unless the executive's employment was terminated by the executive without good reason prior to the first anniversary of the change in control event or was terminated by Osteotech for just cause, the executive will also be entitled to (i) the balance of all pay, benefits, compensation and fringe benefits including (but not limited to) pro rata salary, bonus and incentive plan earnings payable through the first anniversary of the change in control event, and (ii) an office and reasonable secretarial and other services from Osteotech for one year from the date of his termination.

     For purposes of the change in control agreements, good reason includes (A) the assignment to the executive of duties which are not substantially of equal status, dignity and character as the duties performed immediately prior to the change in control, or a substantial reduction in the nature or status of his responsibilities from those in effect immediately prior to the change in control, (B) the failure of Osteotech to provide full compensation as contemplated by the change in control agreement, (C) the relocation of the executive's office to a location more than fifteen miles from the location required immediately prior to the change in control, or his being required to travel to a substantially greater extent than required immediately prior to the change in control in order to perform duties of substantially equal status, dignity and character to those performed prior to the change in control, (D) the failure of a successor corporation to expressly assume and agree to perform Osteotech's obligations under the change in control agreement, provided such successor has received at least twenty (20) days prior written notice of such obligations, and (E) the voluntary termination by the executive for any reason after the 180th day following the change in control. Except with respect to section (E), the determination that good reason exists requires that the employee make such determination in good faith, notify Osteotech of his or her position in writing and provide twenty (20) days for Osteotech to cure.

RETIREMENT AGREEMENTS

     RICHARD W. BAUER

     Osteotech entered into a Retirement Agreement, dated November 22, 2005 with Richard W. Bauer, the Company's then Chief Executive Officer in connection with Mr. Bauer's decision to voluntarily retire from his position as Chief Executive Officer of Osteotech. Under the agreement, Mr. Bauer's retirement became effective upon the close of business on December 31, 2005 (the "Retirement Date"). Pursuant to the Retirement Agreement, the Employment Agreement between Mr. Bauer and Osteotech effective as of December 4, 1998, as amended, was terminated effective upon Mr. Bauer's retirement. Notwithstanding the preceding sentence, the terms of the Indemnity Agreement between Mr. Bauer and Osteotech effective as of March 20, 1997 remain in effect. Upon Mr. Bauer's retirement, the Change in Control Agreement between Mr. Bauer and Osteotech was terminated.

     Pursuant to the Retirement Agreement, Mr. Bauer will receive (i) payments equal to 24 months of his gross base salary, (ii) a transition payment in the amount of $46,685.34 for the purpose of establishing an office and arranging support so as to be in a position to assist the Company in the duties outlined in the agreement, (iii) compensation corresponding to all unused vacation pay accrued as of December 30, 2005, (iv) payment of premiums for Mr. Bauer's medical, dental and life insurance coverage, consistent with past practice, through the later of December 31, 2007 and the date Mr. Bauer ceases serving on the Company's Board of Directors (the "Insurance Termination Date"), and (v) payment of all COBRA premiums commencing on the Insurance Termination Date through the earlier of (a) such time as Mr. Bauer is eligible to receive Medicare benefits and (b) eighteen months after the Insurance Termination Date. In addition, Mr. Bauer and Osteotech mutually agreed to release each other from any claims or liabilities arising out of Mr. Bauer's employment or retirement. Mr. Bauer will also be subject to certain non-competition covenants through December 31, 2007.

     In June 2005, in connection with such succession planning, the Compensation Committee approved amending all of the option agreements issued to Mr. Bauer, to provide that all of his options shall remain exercisable through the original expiration date of such option agreements, notwithstanding any provisions in such option agreements which would have limited the exercise period of such options following the termination of Mr. Bauer's employment with Osteotech. Originally the option agreements provided that upon the termination of Mr. Bauer's employment with Osteotech, the option granted to Mr. Bauer must be exercised no later than the earlier of (i) the original expiration date or
(ii)(a) the 90th day following the termination of Mr. Bauer's employment with Osteotech or (b) the first anniversary of the date Mr. Bauer's employment with the Osteotech is terminated if his employment is terminated due to his death or disability.

     MICHAEL J. JEFFRIES

     Osteotech entered into a Retirement Agreement, dated July 26, 2005, with Michael J. Jeffries, the Company's then Executive Vice President and Chief Financial Officer and Director, in connection with Mr. Jeffries decision to voluntarily retire from his positions with Osteotech. Under the agreement, Mr. Jeffries' retirement from his employment at Osteotech and his resignation as a Director of Osteotech and any Osteotech subsidiaries became effective and his employment agreement terminated effective as of December 31, 2005. Notwithstanding the preceding sentence, the terms of Mr. Jeffries Indemnity Agreement remains in effect. Upon Mr. Jeffries' retirement, the Change in Control Agreement between Mr. Jeffries and Osteotech was terminated.

     Pursuant to the Retirement Agreement, Mr. Jeffries will receive (i) 15 months of his gross salary, (ii) compensation corresponding to all unused vacation pay accrued as of December 31, 2005, (iii) payment of premiums for Mr. Jeffries' medical, dental and life insurance coverage through March 31, 2007 and
(iv) payment of all COBRA premiums commencing April 1, 2007 through (a) the earlier of such time Mr. Jeffries is eligible to receive Medicare benefits or
(b) eighteen months after April 1, 2007. In addition, outstanding stock options granted to Mr. Jeffries that were out of the money at the time he signed his retirement agreement shall remain exercisable through the original expiration dates of the option agreements pursuant to which they were granted, notwithstanding any provisions in such option agreements which would have limited the exercise period of such options following the termination of Mr. Jeffries' employment with Osteotech. In addition, Mr. Jeffries and Osteotech mutually agree to release each other from any claims or liabilities arising out of Mr. Jeffries' employment or retirement. Mr. Jeffries will also be subject to certain non-competition covenants through March 31, 2007.

SEVERANCE AGREEMENTS

     On December 21, 2005, Osteotech entered into a letter agreement with James
L. Russell, Ph.D., the Company's former Executive Vice President and Chief Scientific Officer, regarding the terms of Dr. Russell's resignation as an officer and employee of the Company and the separation compensation benefits he will receive (the "Separation Agreement"). Dr. Russell left the employment of the Company effective November 30, 2005 (the "Termination Date"). In connection with his departure, a majority of the provisions of the Employment Agreement between Dr. Russell and the Company, dated as of December 18, 1997 and the Change in Control Agreement between Dr. Russell and Osteotech, dated September 8, 2002 were terminated.

     Pursuant to the Separation Agreement, in connection with his resignation and in exchange for the mutual release by Dr. Russell and the Company of any claims arising out of Dr. Russell's employment, Dr. Russell will receive cash payments through November 30, 2006 equal to twelve months of his base salary. The Company will also continue to pay premiums for and provide coverage of Dr. Russell under the Company's standard medical, dental and life insurance programs until November 30, 2006. In addition, the period of time Dr. Russell has to exercise his vested options is extended to two years from the Termination Date (except that options for which the original expiration date is prior to the end of the two year period will expire on the original expiration date).

     In connection with Dr. Russell's resignation, Dr. Russell and the Company entered into a Consulting Agreement effective November 29, 2005 (the "Consulting Agreement"). Under the terms of the Consulting Agreement, Dr. Russell will provide various consulting services to the Company for a term of two years in exchange for payments by the Company, including minimum guaranteed payments of
(i) $50,000 for the first twelve-month period of the Consulting Agreement and
(ii) $75,000 for the second twelve-month period of the Consulting Agreement. The terms of the Employee Confidential Information and Invention and Non-Competition Agreement between Dr. Russell and the Company, dated November 15, 1995, shall remain in full force and effect through the later of (i) December 2007 or (ii) twelve months after the termination of the Consulting Agreement for any reason.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and SEC rules, the Company's directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2005, such SEC filing requirements were satisfied on a timely basis.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     Messrs. Fallon, Galliker, and Dr. Sogin served on the Compensation Committee during the year ended December 31, 2005. None of these directors has ever been an officer or employee of Osteotech or any of its subsidiaries. During the year ended December 31, 2005, no executive officer of Osteotech served on the Compensation Committee or Board of Directors of any other entity which had any executive officer who also served on the Compensation Committee or Board of Directors of Osteotech. No executive officer of Osteotech currently serves on the Compensation Committee.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

     During the period covered by this report the Compensation Committee of Osteotech's Board of Directors consisted of the following non-employee directors: Kenneth P. Fallon, III, Chairman, Stephen S. Galliker and Stephen J. Sogin, Ph.D. The Board has determined that all of the above Directors are independent under Rule 4200(a)(15) of the NASD listing standards. The Compensation Committee determines all compensation paid or awarded to Osteotech's executive officers. The Compensation Committee believes Osteotech must retain, adequately compensate and financially motivate talented and ambitious managers capable of leading Osteotech's planned expansion in highly competitive fields, in which many of Osteotech's competitors have greater total resources. The Compensation Committee's goal is to use Osteotech's resources wisely by attracting and retaining the most effective and efficient management organization possible. In determining the compensation of the executive officers in 2005, the Compensation Committee utilized the standards set forth in the Salary Administration Program and the Management Performance Bonus Program, which were adopted by the Compensation Committee in consultation with an independent management compensation consulting firm and are summarized below.

OVERVIEW

     Executive officers' compensation consists of three components:

     -    base salary,

     -    cash bonus, and

     -    stock options.

     The Compensation Committee believes that the best interests of its stockholders will be served if the executive officers are focused on the long-term objectives of Osteotech, as well as the current year's goals. The Compensation Committee views salary and cash bonuses to be the best solution to reward and provide incentive for the achievement of current goals.

     It should also be noted that:

     - exceptions to the general principles stated herein are made when the Compensation Committee deems them appropriate to the stockholders' interests;

     - the Compensation Committee regularly considers other forms of compensation and modifications of its present policies, and will make changes as it deems appropriate; and

     - the competitive opportunities to which Osteotech's executives are exposed frequently come from private companies or divisions of large companies, for which published compensation data is often unavailable, with the result that the Compensation Committee's information about such opportunities is often anecdotal.

     The 1994 Employee Stock Purchase Plan was adopted by the Board in January, 1994, approved by the stockholders in June, 1994 and went into effect in August, 1994. The Compensation Committee believes that all Osteotech employees should have the opportunity to acquire or increase their holdings of Osteotech common stock. All eligible employees, including executive officers, who participate in the 1994 Employee Stock Purchase Plan have deductions made by Osteotech from their compensation to purchase Osteotech's common stock quarterly at a purchase price equal to 85% of the reported last sale price of Osteotech's common stock on the last day of each quarter.

     Certain provisions of the Internal Revenue Code impose conditions to be met in order for a publicly held corporation to deduct compensation paid in excess of $1.0 million per year to any employee as compensation expense for Federal income tax purposes. The exercise of options to purchase Osteotech's common stock may cause the total compensation of executive officers to exceed this limit, since the spread between the exercise price of options and the fair market value of the common stock on the date of exercise of options must be included in the compensation of an employee in determining whether the limit is exceeded. Osteotech's option and stock plans have been designed to ensure that the compensation recognized by an executive officer upon the exercise of an option is performance based for purposes of the Internal Revenue Code Section 162(m). As a result, the Compensation Committee believes that compensation recognized by executive officers upon exercise of options granted under the Stock Plan qualifies as performance based compensation and is deductible by Osteotech for Federal income tax purposes even though it may exceed $1.0 million. The Compensation Committee's policy is to take into account Section 162(m) in establishing compensation for Osteotech's executives. The Compensation Committee may, however, determine to award non-deductible compensation in such circumstances as it deems appropriate.

SALARY AND BONUS PROGRAMS

     The salaries and bonuses paid to the executive officers were determined in accordance with Osteotech's Salary Administration Program and the Management Performance Bonus Program adopted by the Compensation Committee.

     The range of salary levels were established based upon competitive factors in the marketplace and the level of the executive officer's position within Osteotech's management structure. The actual salary paid within such range is based, initially, on qualifications, and on an ongoing basis, upon a combination of qualifications and the executive officer's individual performance. Increases in salaries are based upon a performance appraisal which is conducted annually by the Compensation Committee.

     The primary objective of the Executive Performance Bonus Program is to provide incentives to the executive officers and other key members of management to achieve financial and business objectives. The program is designed to:

     -    emphasize and improve Osteotech's performance;

     -    focus management's attention on key priorities and goals;

     -    reward significant contributions to Osteotech's success; and

     -    attract and retain results-oriented executives and managers.

     The Compensation Committee has generally decided to look solely at Osteotech's performance when determining bonus amounts for executive officers. In a year of satisfactory accomplishment of company goals, the bonus for the Chief Executive Officer and President is 50% of the then current base salary. The bonus for all other executive officers is generally 20% to 30% of the then current base salary. Bonus payouts can exceed these levels when the goals as determined by the Compensation Committee are exceeded, and conversely, significant under-performance of Osteotech's goals could result in the reduction or suspension of bonuses at the executive level. The Compensation Committee is reviewing the executive bonus program to determine what, if any, changes should be made to the program.

     The Compensation Committee determined all elements of executive officers' compensation for 2005 based on their level of accomplishment while taking into consideration Osteotech's overall financial performance in 2005. The Compensation Committee relied heavily, but not exclusively, on this measure. It exercised judgment and discretion in light of this measure and the Company's compensation objectives and policies described above. In 2005, Osteotech failed to meet its goals, and as such, no bonuses were granted pursuant to the Executive Performance Bonus Program.

STOCK OPTIONS

     The Compensation Committee views stock options as an important long-term incentive vehicle for its executive officers. Options provide executives with the opportunity to share in the appreciation of the value of Osteotech's common stock which the Compensation Committee believes would be due largely to the efforts of such executives. All options granted under Osteotech's stock option plans have an exercise price at least equal to the fair market value of the common stock at the time of grant, and therefore any value which ultimately accrues to executive officers directly reflects stock price increases shared by our stockholders. Options will have no value if the stock price is below the exercise price. At the Compensation Committee's determination, options generally vest at the rate of 25% each year commencing one year from the grant date and are exercisable for a period of ten (10) years from the grant date.

     Our Amended and Restated 2000 Stock Plan is a long-term plan designed to link executive rewards with shareholder value over time. Executive officers are eligible to receive stock options. The Compensation Committee, based upon the salary grade of each executive officer, has established an annual targeted number of options. The Compensation Committee reviews this number periodically. The number of options actually granted is based upon the individual performance of the executive officer and the Compensation Committee's assessment of the executive officer's ability to contribute to the enhancement of stockholder value in the future. No stock option awards are made when an individual's performance is unsatisfactory. Performance is evaluated by the Compensation Committee based on the executive's individual contribution to the long-term health and growth of the Company and the Company's performance based on the factors discussed above. No fixed weighting or formula is applied to corporate performance versus individual performance in determining stock option awards. Specifically, for the Chief Executive Officer and other named executive officers, the Committee does not apply a mathematical formula that relates financial and non-financial performance to the number of options awarded.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     The Compensation Committee in accordance with the Salary Administration Program and Management Performance Bonus Program discussed above determines the base salary and bonus of the Chief Executive Officer. In a year of satisfactory accomplishment of company goals, the bonus for the Chief Executive Officer is 50% of base salary. The bonus payout for the Chief Executive Officer can exceed 50% of base salary when the income before taxes goal is exceeded and, conversely, significant under-performance of Osteotech's goals could result in the reduction or suspension of bonuses for the Chief Executive Officer. The differences between the compensation level of the Chief Executive Officer and that of the other executive officers are due to the Compensation Committee's acknowledgment of the importance of the Chief Executive Officer to the success of Osteotech's business. The Chief Executive Officer is also eligible to receive stock options.

     The Compensation Committee determined all elements of Mr. Bauer's compensation based on Mr. Bauer's level of accomplishment while taking into consideration Osteotech's overall financial performance in 2005. The Compensation Committee relied heavily, but not exclusively, on this measure. The Compensation Committee exercised judgment and discretion in light of this measure and the Company's compensation objectives and policies described above. Mr. Bauer was not awarded a bonus in 2005. Mr. Bauer was not in attendance when the Compensation Committee discussed or voted on his compensation.

                                        MEMBERS OF THE COMPENSATION COMMITTEE
                                        as of December 31, 2005

                                        Kenneth P. Fallon, III, Chairman
                                        Stephen S. Galliker
                                        Stephen J. Sogin, Ph.D.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The graph below summarizes the total cumulative return experienced by Osteotech's stockholders during the five-year period ended December 31, 2005, compared to the Nasdaq Stock Market Index and the Dow Jones Medical Supplies Index. The changes for the periods shown in the graph and table are based on the assumption that $100.00 has been invested in Osteotech, Inc. common stock and in each index below on January 1, 2001 and that all cash dividends were reinvested.

                              (PERFORMANCE GRAPH)

                                                         December 31,
                             Jan. 1,   -----------------------------------------------
                               2001      2001      2002      2003      2004      2005
                             -------   -------   -------   -------   -------   -------
Osteotech, Inc.              $100.00   $115.79   $135.58   $185.26   $115.79   $104.63
Nasdaq Stock Market          $100.00     78.86     54.26     81.85     89.06     91.09
Dow Jones Medical Supplies   $100.00    117.59     91.93    118.08    136.94    136.36

                      EQUITY COMPENSATION PLAN INFORMATION

     We have three stock option plans all of which have been approved by our stockholders. Two of the plans, the 1991 Stock Option Plan and the 1991 Independent Directors Stock Option Plan, do not have any shares available to grant new options and all shares underlying outstanding options that expire or are forfeited prior to exercise are no longer available for issuance upon return to these plans. The remaining plan, the 2000 Stock Plan, allows for options to be granted to employees, non-employees and members of the Board of Directors. The following table sets forth certain information relative to our stock option plans as of December 31, 2005.

                                                                                NUMBER OF SECURITIES
                                                                                 REMAINING AVAILABLE
                                                                                 FOR FUTURE ISSUANCE
                                  NUMBER OF SECURITIES                              UNDER EQUITY
                                    TO BE ISSUED UPON      WEIGHTED-AVERAGE      COMPENSATION PLANS
                                       EXERCISE OF         EXERCISE PRICE OF         (EXCLUDING
                                  OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   SECURITIES REFLECTED
PLAN CATEGORY                      WARRANTS AND RIGHTS    WARRANTS AND RIGHTS      IN COLUMN (A))
-------------                     --------------------   --------------------   --------------------
                                           (A)                    (B)                    (C)
Equity compensation plans
   approved by security holders         2,937,062                $8.03                 263,625
Equity compensation plans not
   approved by security holders                --                   --                      --
   Total                                2,937,062                $8.03                 263,625

                   PROPOSAL NO. 2 -- RATIFICATION OF AUDITORS

     The Audit Committee of the Board of Directors approved the retention of BDO Seidman, LLP as Osteotech's independent registered public accounting firm for the year ending December 31, 2006. BDO Seidman has served as the Company's independent registered public accounting firm since July 13, 2005.

BOARD RECOMMENDATION AND STOCKHOLDER VOTE REQUIRED

     The Board of Directors recommends a vote FOR ratification of the appointment of BDO Seidman as Osteotech's independent registered public accounting firm for the year ending December 31, 2006 (Proposal No. 2 on the proxy card). The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

     If the appointment is not ratified, the Audit Committee will select another independent registered public accounting firm. If the appointment is ratified, the Audit Committee reserves the right to appoint another independent registered public accounting firm.

                          ANNUAL REPORT TO STOCKHOLDERS

     Osteotech's 2005 Annual Report to Stockholders accompanies this proxy statement.

                             STOCKHOLDERS' PROPOSALS

     In order for a stockholder to have a proposal included in the proxy statement for the 2007 annual stockholders' meeting, the proposal must comply with both the procedures identified by Rule 14a-8 under the Exchange Act and be received in writing by Osteotech's Secretary on or before 5:00 p.m. Eastern Standard Time on January 9, 2007. Such a proposal will be considered at the 2007 annual stockholders' meeting.

     In the event a stockholder does not meet the January 9, 2007 deadline, the stockholder can still give notice of a proposal to be presented at the 2007 annual stockholders' meeting between 5:00 p.m. Eastern Standard Time on February 21, 2007 and 5:00 p.m. EST on March 23, 2007; however, such proposal will not be included in the proxy materials relating to such meeting. Such a proposal will be considered timely within Rule 14a-4(c) and may be considered at the 2007 annual stockholders' meeting if it complies with Rule 14a-8.

     Any proposal received after March 23, 2007 will be considered untimely within Rule 14a-4(c) of the Exchange Act and the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

                                     GENERAL

     The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be borne by Osteotech. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of Osteotech without special compensation therefore. Osteotech expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Osteotech's common stock.

     Unless contrary instructions are indicated on the proxy card, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR all of the proposals described in this proxy statement.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the annual meeting. If matters other than the foregoing should arise at the annual meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxy card.

     Please complete, sign and date the enclosed proxy card, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

                                        By Order of the Board of Directors,


                                        /s/ David Lee Reed
                                        ----------------------------------------
                                        DAVID LEE REED
                                        Secretary

Dated: May 9, 2006

                                    EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE
                  OF THE BOARD OF DIRECTORS OF OSTEOTECH, INC.

PURPOSE

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process and to ensure that the Company's financial condition and results of operations are fully, timely, fairly, accurately and understandably reported to the Company's investors and the investment community in general. This process is to be accomplished by overviewing:

     - The financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other user thereof;

     -    The Company's systems of internal accounting and financial controls;

     -    The annual independent audit of the Company's financial statements;

     -    The internal audit process; and

     - The Company's legal compliance and ethics programs as established by management and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside independent auditor is ultimately accountable to the Board and the Committee. Therefore, according to the provisions of the Sarbanes-Oxley Act of 2002, the Committee is empowered to engage the services of the independent outside auditor to audit the Company's annual financial statements, review the financial statements of the interim quarters of our year and to perform such other services that the Committee deems appropriate.

The Committee shall review the adequacy of the Charter on an annual basis.

MEMBERSHIP

The Committee shall be comprised of no fewer than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD, the rules and regulations of the SEC, NASDAQ and the Sarbanes-Oxley Act of 2002 (the "Act"). Accordingly, all of the members will be directors that:

     - Have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

     -    Are financially literate at the time of their appointment;

     - Must not receive any payments from the Company other than payment for Board or Committee service; and

     - At least one member must be a "financial expert" as defined by Section 407 of the Act and the rules and regulations of the SEC and NASDAQ.

KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any professional certification as to the outside auditor's work or as to the Company's financial statements.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

In meeting its responsibilities, the Committee shall:

General

     - Meet with the independent accountants, internal auditor, management or any other individual in separate executive sessions to discuss any matters that the Committee, these groups or individuals believe should be discussed privately with the Committee.

     - Confirm annually that all responsibilities outlined in this Charter have been carried out.

Financial Reporting

     - Review with management and the outside auditors the audited financial statements and related footnotes to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statements of Auditing Standards ('SAS') No. 61, 71, and 90.

     - As a whole, or through the Committee chair, review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the SEC and the matters required to be discussed by SAS No. 61, 71, and 90. This review will occur prior to the Company's filing of the Form 10-Q.

     - Unless separately reviewed and approved by the Board as a whole or other comparable body of the Board, review and approve all related-party transactions as that term is defined by SEC rules and regulations.

Independent Auditor

     - Have the sole authority and responsibility to select (or nominate for shareholder approval), determine compensation, evaluate, and where appropriate, replace the independent outside auditor. This includes resolving any disagreements between management and the auditor regarding financial reporting.

     - Confirm the independence of the outside auditor by requesting, on an annual basis, a formal written statement delineating all relationships between the auditors and the Company. Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence.

     - Recommend that the Board take appropriate action to oversee the independence of the outside auditors.

     - Approve, in advance, all permissible non-audit services, as set forth in Section 201 of the Act, or such other services the Committee deems appropriate. Approved services may be amended from time to time and must be disclosed to the shareholders along with the Committee's reason for engaging such services.

     - Ensure that audit partners are rotated according to Section 203 of the Act at least once every 5 years.

Internal Auditor

     - Review and evaluate the internal audit process for establishing the annual audit plan.

     - Review and approve the annual audit plan ensuring the plan is sufficiently linked to the Company's overall business objectives and key risk factors.

     -    Review with management and the Director of internal auditing:

          - The annual audit plan and any changes to the audit plan or scope of planned audits;

          - Significant findings during the year and management's responses and progress;

          - Any difficulties or scope restrictions encountered during the course of the internal audits;

          -    The internal audit budget and staffing; and

          -    The internal audit charter.

     - Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of internal auditing.

     - Confirm and assure the independence of the Director of internal audit and the internal audit staff.

Compliance with the Code of Ethical Conduct and Legal

     -    Review and assess the Company's Code of Ethical Conduct.

     - Assess the process in place to ensure compliance with the Code of Ethical Conduct and the process for approving and disclosing any waivers to the Code.

     - Ensure procedures exist for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. Additionally, the Committee is required to ensure that such complaints are treated confidentially and anonymously, as set forth in Section 301 of the Act.

     - Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up of any instances of non-compliance.

                                   PROXY CARD

                                 OSTEOTECH, INC.
                                      PROXY
                                  COMMON STOCK

                          ANNUAL MEETING: JUNE 21, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Sam Owusu-Akyaw and Mark H. Burroughs, and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated below and on the reverse side, upon the following proposals and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting of Stockholders of Osteotech, Inc. to be held at the Sheraton Eatontown Hotel and Conference Center, 6 Industrial Way East, Eatontown, New Jersey 07724 on Wednesday, June 21, 2006, at 9:00 am local time or any adjournment(s), postponement(s) or other delay(s) thereof (the "Annual Meeting"), all shares of common stock of Osteotech to which the undersigned is entitled to vote at the Annual Meeting. The following proposals are more fully described in the Notice of Annual Meeting and Proxy Statement for the Annual Meeting dated May 9, 2006 (receipt of which is hereby acknowledged).

     UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AND WILL BE VOTED, EITHER FOR OR AGAINST, AT THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1 AND 2.

(Continued and to be dated and signed on the reverse side.)

                                        OSTEOTECH, INC.
                                        51 JAMES WAY
                                        EATONTOWN, NJ 07724

1. To elect    FOR all nominees [ ]  WITHHOLD AUTHORITY [ ]  FOR ALL EXCEPT [ ]
   six (6)     listed below.         for all nominees        those nominees
   directors.                        listed below            that I have
                                                             listed below

     Nominees: Kenneth P. Fallon, III, Stephen S. Galliker, Sam Owusu-Akyaw, Robert J. Palmisano, Thomas M. Patton and Stephen J. Sogin, Ph.D., (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

     Exceptions: _______________________________________________________________

2. To ratify the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2006.

     FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

3.   To transact such other business as may properly come before the Annual
     Meeting.

                                        PLEASE CHECK THIS BOX IF YOU EXPECT
                                        TO ATTEND THE ANNUAL MEETING IN
                                        PERSON.                              [ ]

                                        (Please sign exactly as name appears to
                                        the left, date and return. If shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

                                        Please Date:
                                                     ---------------------------


                                        Sign Here:
                                                   -----------------------------


                                        ----------------------------------------
                                        Additional Signature (if held jointly)

                                        Votes must be indicated in Black or Blue ink.

                PLEASE SIGN AND DATE AND RETURN YOUR PROXY TODAY